                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                        Tri City Bankshares Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                         TRI CITY BANKSHARES CORPORATION
                             6400 SOUTH 27TH STREET
                           OAK CREEK, WISCONSIN 53154
                                ----------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 13, 2001



TO THE SHAREHOLDERS OF TRI CITY BANKSHARES CORPORATION:


Notice is hereby given that the Annual Meeting of Shareholders of Tri City Bankshares Corporation will be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on Wednesday, June 13, 2001 at 9:30 a.m., for the following purposes:

(1) To elect fourteen members of the Board of Directors to serve until the 2002 Annual Meeting of Shareholders and until their successors are elected and qualified; and

(2) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Holders of common stock of record at the close of business on April 25, 2001, will be entitled to notice of, and to vote at, the Annual Meeting, or at any adjournment thereof.

All shareholders are cordially invited to attend and participate in the Annual Meeting in person. Those who do not expect to attend the Annual Meeting are urged to sign and return the enclosed proxy. Your proxy will not be used if you subsequently decide to attend the Annual Meeting and desire to vote your shares in person, or if you revoke your proxy by any other lawful means.


By Order of the Board of Directors,

/s/Scott A. Wilson

Scott A. Wilson, Secretary

Oak Creek, Wisconsin
May 7, 2001

                         TRI CITY BANKSHARES CORPORATION
                             6400 SOUTH 27TH STREET
                           OAK CREEK, WISCONSIN 53154


                                 PROXY STATEMENT

                          ----------------------------







This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tri City Bankshares Corporation (the "Corporation") to be voted at the Annual Meeting of Shareholders to be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on June 13, 2001, at 9:30 a.m., for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The solicitation is made by the mailing of this Proxy Statement with its enclosures. No other solicitation is contemplated, however, if it is necessary to assure adequate attendance at the Annual Meeting, the Corporation's Board of Directors may, if it deems it advisable, make a further solicitation by mail, telephone, facsimile, and/or personal interview for proxies. Such solicitation will be made by the officers of the Corporation and will be limited in extent. The total expense of the solicitation, including reimbursement of banks, brokerage firms, custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Corporation's common stock, $1.00 par value (the "Common Stock"), will be borne by the Corporation. The approximate date on which this Proxy Statement and accompanying proxy card are first being mailed to shareholders is May 7, 2001.

Shareholders are asked to complete, sign, and return the enclosed proxy. The proxy may be revoked by you at any time before it is voted at the Annual Meeting. Prior to the Annual Meeting, this may be done by execution of a later-dated proxy or by written revocation sent to the Secretary of the Corporation, Mr. Scott A. Wilson, at the office of the Corporation, 6400 South 27th Street, Oak Creek, Wisconsin 53154. Alternatively, the proxy may be revoked at the Annual Meeting by oral or written request to the Secretary of the Corporation.

Only shareholders of record at the close of business on April 25, 2001 (the "Record Date") will be entitled to vote at the meeting. There were 2,602,957 shares of the Common Stock of the Corporation outstanding on that date, each share being entitled to one vote.

The presence, in person or by proxy, of the holders of a majority of the shares of the Common Stock outstanding on the Record Date is required for a quorum with respect to the matters on which action is to be taken at the Annual Meeting. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining a quorum. They will have no effect on the outcome of voting in the election of Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information is based upon information provided to the Corporation by the persons named below and sets forth, as of March 1, 2001, information regarding the beneficial ownership of shares of Common Stock by (a) persons known by the Corporation to own beneficially, directly or indirectly, more than 5% of the Corporation's Common Stock; (b) directors, nominees for director and certain executive officers; and (c) all directors and officers of the Corporation as a group. Except as otherwise indicated, the address of each beneficial owner of more than 5% of the Common Stock listed below is 6400 South 27th Street, Oak Creek, Wisconsin 53154.

                                                     Amount and Nature
                                                       of Beneficial                       Percent of
      Name of Beneficial Owner                         Ownership (1)                       Class (2)
      ------------------------                         -------------                       ---------
Frank J. Bauer                                        28,195 Shares (3)                       1.1%

Sanford Fedderly                                      71,002 Shares (4)                       2.7%

William Gravitter                                    206,137 Shares (5)                       8.0%

Henry Karbiner, Jr.                                   68,260 Shares (6)                       2.6%

William L. Komisar                                     1,814 Shares                             *

Christ Krantz                                         69,763 Shares                           2.7%

William P. McGovern                                   12,000 Shares                             *

Robert W. Orth                                        10,089 Shares (7)                         *

Ronald K. Puetz                                       11,865 Shares (8)                         *

John M. Rupcich                                      430,640 Shares (9)                      16.6%

Agatha T. Ulrich                                     602,892 Shares (10)                     23.3%

David A. Ulrich, Jr.                                  49,711 Shares                           1.9%

William J. Werry                                      34,500 Shares (11)                      1.3%

Scott A. Wilson                                       11,720 Shares (12)                        *

All directors and officers                         1,612,837 Shares                          62.3%
as a group (16 persons)
---------------------

*        Less than 1%.

(1) Nature of beneficial ownership is direct unless otherwise indicated by footnote, and beneficial ownership, as shown in the foregoing table, arises from sole voting and investment power, except as otherwise indicated by footnote.

(2) Percentages are based upon the 2,589,426 shares issued and outstanding as of March 1, 2001.

(3) Includes 2,789 shares registered in the name of Mr. Bauer and his wife, as joint tenants, as to which Mr. Bauer has shared voting and investment power, and 982 shares registered in the name of Mrs. Bauer.

(4) Includes 35,180 shares registered in the name of Mrs. Roberta C. Fedderly 1991 Revocable Trust, 33,757 shares registered to the Sanford Fedderly 1991 Revocable Trust, and 2,000 shares held in a self-directed individual retirement account ("IRA") for the benefit of Mr. Fedderly.

(5)      Includes 3,850 shares registered in the name of Mrs. Gravitter.

(6) Includes 5,500 shares registered in the name of Mrs. Karbiner, and 11,698 shares and 332 shares held in self-directed IRAs for the benefit of Mr. Karbiner and Mrs. Karbiner, respectively.

(7) Includes 1,564 shares in accounts for Mr. Orth's children for which he is custodian, and 113 shares registered in the name of Mrs. Orth.

(8) Includes 785 shares registered in the name of Mrs. Puetz and 2,301 shares held in a self-directed IRA for the benefit of Mr. Puetz.

(9) Includes 9,216 shares registered in the name of Mr. Rupcich and his wife as joint tenants, as to which Mr. Rupcich has shared voting and investment power. Also includes 415,900 shares held in the David A. Ulrich living trust for which Mr. Rupcich exercises shared voting and investment power as a trustee and as to which he disclaims beneficial ownership.

(10) Includes 8,838 shares registered in the name of N.D.C., LLC. of which Mrs. Ulrich is a principal shareholder, and 39,398 shares held in a self directed IRA for the benefit of Mrs. Ulrich. Includes 134,392 shares held under agreements with members of Mrs. Ulrich's family.

(11) Includes 26,552 shares registered in the name of Mr. Werry and his wife as joint tenants, as to which Mr. Werry has shared voting and investment power. Also includes 2,428 shares registered in the name of Mrs. Werry.

(12) Includes 7,258 shares registered in the name of Mr. Wilson and his wife, as to which Mr. Wilson has shared voting and investment power, and 3,156 shares and 1,306 shares held in self-directed IRAs for the benefit of Mr. Wilson and Mrs. Wilson, respectively.

The Corporation knows of no contractual arrangements, including the pledge of its securities, which might result in a change of control of the Corporation.

                              ELECTION OF DIRECTORS

The Board of Directors proposes that the fourteen- (14) nominees named below be elected to serve as directors for the ensuing year and until their successors are elected and qualified. Proxies received by the Board of Directors will be voted FOR the election of the following fourteen (14) persons, unless otherwise indicated, but, if any such nominee is unable to serve, due to presently unforeseen circumstances, proxies may be voted for another person nominated by the Board of Directors. Directors are elected by a plurality of the votes cast by holders of the Corporation's Common Stock entitled to vote at a meeting at which a quorum is present. In other words, the fourteen directors who receive the largest number of votes will be elected as directors. Any shares not voted, whether by withheld authority, broker non-vote or otherwise, will have no effect in the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes. Any votes attempted to be cast "against" a candidate are not given legal effect and are not counted as votes cast in an election of directors.

All of the persons nominated as directors are currently directors of the Corporation and, were elected at the last annual meeting held on June 14, 2000, for a one year term which expires at the 2001 Annual Meeting. All of the nominees have consented to serve if elected, and the Board of Directors is not aware of any nominee who may be unable to serve as a director. The directors and officers of the Corporation beneficially own a majority of the Corporation's outstanding Common Stock. Accordingly, assuming that all directors and executive officers vote for the nominees listed below, election of such nominees is assured.

                          Director                                   Principal Occupation During the
       Name                Since             Age                  Past 5 Years and Other Directorships
       ----                -----             ---                  ------------------------------------
Frank J. Bauer             1990               74     Director of the Corporation. President of Frank Bauer
                                                     Construction Company, Inc. Director of Tri City National Bank.

Sanford Fedderly           1980               66     Director of the Corporation. Retired Registered Pharmacist.
                                                     Retired President of Tri City Pharmacy, Inc., Oak Creek,
                                                     Wisconsin. Director of Tri City National Bank.

William Gravitter          1980               72     Director of the Corporation. President of Hy-View Mobile Home
                                                     Park. Director of Tri City National Bank.

Henry Karbiner, Jr.        1980               60     President, Chief Executive Officer and Chairman of the Board
                                                     of the Corporation since October, 1998. Treasurer and a
                                                     Director of the Corporation. Executive Vice President and
                                                     Secretary of the Corporation from January, 1989 to October,
                                                     1998. Chairman of the Board and Chief Executive Officer of
                                                     Tri City National Bank from October, 1998 to present.
                                                     President of Tri City  National Bank from August, 1990 to
                                                     January, 2000.

William L. Komisar         1999               48     Director of the Corporation. Partner - Komisar, Brady & Co.,
                                                     LLP, CPAs, from 1981 to present. Director of Tri City
                                                     National Bank.

Christ Krantz              1980               76     Director of the Corporation. President of Krantz Realty,
                                                     Inc.. Vice President and Secretary of KRK, Inc., which owns
                                                     Ramada Airport Motel, Milwaukee, Wisconsin. Partner in
                                                     Veterans Linen Supply Company. Director of Tri City National
                                                     Bank.

William P. McGovern        1980               85     Director of the Corporation. Semi-retired Attorney-at-Law,
                                                     Milwaukee, Wisconsin. Director of Tri City National Bank.


Robert W. Orth             1996               54     Senior Vice President and a Director of the Corporation
                                                     since 1996. Executive Vice President and Director of Tri
                                                     City National Bank since 1996. Senior Vice President of
                                                     Bank One, Milwaukee, NA from 1979 to 1996.

Ronald K. Puetz            1988               52     Executive Vice President of the Corporation since June,
                                                     2000 and a Director. Senior Vice President of the
                                                     Corporation from January, 1990 to June, 2000. President
                                                     of Tri City National Bank from January, 2000 to present.
                                                     Executive Vice President of Tri City National Bank from
                                                     January, 1990 to January, 2000. Director of Tri City
                                                     National Bank.

John M. Rupcich            1993               55     Director of the Corporation. Independent Investor. Retired
                                                     President and Director of N.D.C., Inc. Retired Executive
                                                     Vice President, Treasurer and Director of Mega Marts, Inc.
                                                     Director of Tri City National Bank.

Agatha T. Ulrich           1999               72     Director of the Corporation. Director of N.D.C., LLC.
                                                     Director of Tri City National Bank.

David A. Ulrich, Jr.       1997               40     Director of the Corporation. Independent  Investor.
                                                     Retired Vice President and a Director of Mega Marts, Inc.
                                                     Retired Vice President and Director of N.D.C., Inc.
                                                     Director of Tri City National Bank

William J. Werry           1980               74     Director of the Corporation. Retired Unit President of Tri
                                                     City National Bank. Director of Tri City National Bank.

Scott A. Wilson            1990               54     Secretary of the Corporation since October 14, 1998.
                                                     Senior Vice President and a Director of the Corporation.
                                                     Executive Vice President and a Director of Tri City
                                                     National Bank.

There is a family relationship between three of the nominees for directorship. Mr. Bauer is Mr. Ulrich's uncle and Mrs. Ulrich's brother.

The Corporation's Board of Directors has standing Audit and Executive Committees. The Executive Committee is composed of Messrs. Fedderly, Gravitter, Karbiner, Krantz and Puetz. The Executive Committee's purpose is to exercise the powers of the full Board between regular meetings of the Board. During 2000, the Executive Committee held four meetings. The Corporation has an Audit Committee composed of independent directors. Information regarding the functions performed by the Committee, its membership, and the number of meetings held during the fiscal year, is set forth in the "Report of the Audit Committee," included in this Proxy Statement. The Board of Directors has not appointed a nominating committee, and the review of recommendations for, and the selection of, nominees to Board membership is handled by the Board serving as a committee of the whole. If shareholders were to recommend nominees for directors, the full Board would consider such persons. Shareholders are entitled to nominate persons from the floor at the Annual Meeting, but it is intended that the proxies solicited with the Proxy Statement will be voted for the slate of the fourteen persons listed in the table above as nominees to the Board of Directors. The Board of Directors does not have a compensation committee.

The Board of Directors held four meetings during 2000. All incumbent directors attended 75% or more of the meetings of the Board and the committees on which they served during 2000, except for Mr. Gravitter. Mr. Lauterbach's term as director will expire at the annual meeting.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Corporation's financial reporting process on behalf of the Board of Directors. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included in Appendix A. The current members of the Audit Committee, all of whom are non-employee directors, are Messrs. Komisar (Chair), Werry, Fedderly, Krantz and McGovern. The members of the Audit Committee are independent in accordance with the definition of independence in Rule 4200(a)(15) of the NASD listing standards.

Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including the discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Corporation's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61 and the auditors' independence from management and the Corporation. The Audit Committee has received the written disclosures from Ernst & Young, LLP required by the Independence Standards Board Standard No. 1.

The Audit Committee discussed with the Corporation's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting. The Audit Committee held three meetings during the fiscal 2000.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended the selection of the Corporation's independent auditors.

William L. Komisar, Audit Committee Chair
William J. Werry, Audit Committee Member
Sanford Fedderly, Audit Committee Member
Christ Krantz, Audit Committee Member
William P. McGovern, Audit Committee Member

March 14, 2001

                             EXECUTIVE COMPENSATION

The following table sets forth all cash compensation paid by the Corporation and its subsidiaries during the fiscal years ended December 31, 2000, 1999 and 1998 to each of the most highly compensated executive officers of the Corporation whose total annual cash compensation exceeded $100,000.


                           SUMMARY COMPENSATION TABLE

                                                       Annual Compensation
         Name and                                      -------------------                    All Other
    Principal Position         Year             Salary ($)               Bonus ($)        Compensation ($)(1)
    ------------------         ----             ----------               ---------        -------------------
Henry Karbiner, Jr.            2000             $361,230                 $75,600                $8,500
President and Chief            1999              307,376                  54,232                 8,121
Executive Officer and          1998              280,176                  60,258                 8,091
Treasurer

Robert W. Orth,                2000              178,499                  37,170                 8,500
Senior Vice                    1999              157,369                  28,000                 8,121
President                      1998              143,391                  30,778                 8,085

Ronald K. Puetz,               2000              214,405                  44,730                 8,500
Executive Vice                 1999              158,106                  27,981                 8,121
President                      1998              144,114                  30,756                 8,091

Scott A. Wilson,               2000              171,799                  35,490                 8,500
Senior Vice                    1999              143,925                  25,169                 7,991
President and Secretary        1998              131,484                  27,632                 7,330

(1) All other compensation represents the Corporation's matching contribution to the employee's 401(k) plan.


                        REPORT OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

Executive compensation, including that of the C.E.O., consists primarily of salary and cash bonus. The C.E.O.'s compensation is determined in the same manner as the other executives.

The bonus portion of executive compensation is based entirely on the Corporation's return on assets. If the return on assets for the twelve-month period ending in November is less than the minimum amount of one percent (1%), no cash bonuses are paid. If the return on assets exceeds the minimum, the bonus is computed as a percentage of salary based on a formula such that as the return on assets increases, the bonus percentage increases by a proportionate rate. The same bonus percentage is applied to all officers of the Corporation.

Except for the bonus, there is no specific relationship between corporate performance and executive salaries and benefits. In 2000, executive compensation was determined by the President of the Corporation considering the following factors without assigning any relative weight or importance to any factor:

              1.      Current compensation;
              2.      Cost of living;
              3.      Salaries paid to executives at other banks;
              4.      Performance of the bank during the prior year;
              5.      Prospects of future growth and performance; and
              6.      The individual performance of the executive.

Stock price is not a factor in determining executive salaries or bonuses.




The salaries determined by the President were submitted to the full Board of Directors for approval. After reviewing the recommendations, the Board members had an opportunity to discuss any factors they deemed relevant - there was no agenda or specific list of factors to be discussed. The recommendations of the President were approved by the Board without adjustment.

The Corporation continues to follow its long-standing policy of not providing its executives with many of the non-cash perquisites given to executives of similar companies. Executives receive no stock rights, options, warrants or stock appreciation rights. The Corporation does not provide memberships for its executives in country clubs or other social clubs. Also, executives receive no special retirement benefits or deferred compensation - they participate in the same retirement plan provided to non-executive employees of the Corporation.


                            By the Board of Directors


Frank J. Bauer                Christ Krantz                 John M. Rupcich
Sanford Fedderly              Agatha T. Ulrich              William Gravitter
William McGovern              David A. Ulrich, Jr.          Henry Karbiner, Jr.
Robert W. Orth                William J. Werry              William L. Komisar
Ronald K. Puetz               Scott A. Wilson

                             STOCK PERFORMANCE GRAPH

The following graph shows the cumulative stockholder return on the Corporation's Common Stock over the last five fiscal years compared to the returns of the Standard & Poor's 500 Stock Index and Major Regional Bank Index compiled by Standard & Poor's and consisting of 20 regional banks, assuming that $100 is invested on December 31, 1995 with dividends reinvested.








                      TRI CITY FIVE YEAR STOCK PERFORMANCE


                                                                       MAJOR
            PERIOD                                                   REGIONAL                     TRI CITY
    (FISCAL YEAR COVERED)                S&P 500                       BANKS                     BANKSHARES
    ---------------------                -------                       -----                     ----------
             1995                        100.00                       100.00                       100.00
             1996                        122.96                       136.64                       114.17
             1997                        163.98                       205.47                       131.11
             1998                        210.84                       227.02                       150.12
             1999                        255.21                       194.78                       171.59
             2000                        231.98                       249.38                       196.88

                                 DIRECTORS' FEES

In 2000, the directors of the Corporation, who were not also officers of the Corporation, received $300 for each Board meeting attended.


                  LOANS AND OTHER TRANSACTIONS WITH MANAGEMENT

The Corporation has never made any loans to any of its officers or directors. However, in the ordinary course of business, the Corporation's banking subsidiary made loans during 2000 to officers and directors of the Corporation, and to business firms in which officers and directors of the Corporation are officers, partners or in which they have a substantial interest. The loans made by the Corporation's banking subsidiary were made to the Corporation's officers and directors and certain of the companies with which they are associated in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to unaffiliated persons or firms, and do not involve more than a normal risk of collectibility or present other unfavorable features.

Mrs. Agatha T. Ulrich and Mr. David A. Ulrich, Jr., directors of the Corporation, are principal shareholders in a corporation that owns buildings occupied by the Corporation's central office (the "Central Office") in Oak Creek, a Tri City National Bank branch office located in Milwaukee, and eleven Tri City National Bank branch offices located in Pick N'Save food stores in Brookfield, Greenfield, Milwaukee, Oak Creek and West Allis. The Central Office building lease has a five-year term, through 2001, with one five-year renewal option. The branches located in local food stores have lease terms of three to five years, through December 2001, with three five-year renewal options. The annual rental for 2000 paid in connection with all of the aforementioned leases was $227,581, subject to adjustment as a result of increases in the consumer price index. Pursuant to the Central Office lease only, the Corporation is also obligated to pay property taxes, insurance and maintenance costs associated with the building.


                                 OTHER BUSINESS

The Board of Directors knows of no other business, which may come before the Annual Meeting. In the event that any other business not known or determined at this time does properly come before the Meeting, it is intended that the persons named in the proxy shall vote in accordance with their best judgment.


                                VOTING OF PROXIES

Proxies received by the Board of Directors will be voted in accordance with the specifications indicated by the shareholder and unless authority to vote upon the election of the directors, or as to individual nominees, is withheld, the proxies will be voted FOR all of the nominees listed in the Proxy Statement. Nominees receiving the largest number of affirmative votes cast will be elected as directors up to the maximum number of directors to be chosen at the election. Any shares not voted affirmatively, whether by abstention or broker nonvote, will generally have no impact on the election of directors.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors of Tri City Bankshares Corporation has reappointed Ernst & Young, LLP as independent auditors to audit the financial statements of the Corporation for the current fiscal year.

AUDIT FEES. The aggregate fees billed for professional services rendered by the independent auditors for (1) the audit of the Corporation's financial statements as of the year ended December 31, 2000 and (2) the review of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q for the year were $71,400.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. No fees were billed for professional services rendered by the independent auditors during 2000 for (1) operating, or supervising the operation of, the Corporation's information systems or managing its local area networks and (2) designing or implementing a hardware or software system that aggregates source data underlying the Corporation's financial statements or generates information that is significant to its financial statements taken as a whole.

ALL OTHER FEES. The aggregate fees billed by the independent auditors during 2000 for non-audit and non-information systems related services were $18,100.

The Audit Committee has considered whether the provision of financial information systems design and implementation services and other non-audit services is compatible with the independent auditors' independence and satisfied itself as to the auditors' independence.

Representatives of the firm of Ernst & Young, LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                             SHAREHOLDERS' PROPOSALS

Proposals by shareholders sought to be included in the Corporation's Proxy Statement for its 2001 Annual Meeting of Shareholders must be received by the Corporation no later than January 7, 2002. The Corporation's By-Laws currently do not restrict shareholders from making proposals or director nominations at the Annual Meeting.

                            PENDING LEGAL PROCEEDINGS

No director or executive officer is an adverse party or has an interest adverse to the Corporation or any of its subsidiaries in any material pending legal proceedings.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and directors to file reports with the Securities and Exchange Commission disclosing their ownership, and changes in their ownership of stock in the Corporation. Copies of these reports must also be furnished to the Corporation. Based solely on a review of these copies, the Corporation believes that during 2000, its officers and directors complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, except in 1999, Agatha Ulrich failed to timely report one transaction on Form 4.

                                    FORM 10-K

A COPY OF THE CORPORATION'S FORM 10-K WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2000 MAY BE OBTAINED WITHOUT CHARGE BY ANY PERSON WHO WAS A BENEFICIAL OWNER OF THE CORPORATION'S SHARES AS OF THE APRIL 25, 2001 RECORD DATE BY WRITTEN REQUEST TO SCOTT A. WILSON, SECRETARY OF THE CORPORATION, 6400 SOUTH 27TH STREET, OAK CREEK, WISCONSIN 53154, (414) 761-1610.

By Order of the Board of Directors

/s/ Scott A. Wilson

Scott A. Wilson, Secretary
Oak Creek, Wisconsin

May 7, 2001


IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE 2001 ANNUAL MEETING IN PERSON ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE PROXY AS SOON AS POSSIBLE.

Appendix A





                             AUDIT COMMITTEE CHARTER

Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, [or shall become financially literate within a reasonable period of time after appointment to the committee,] and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out is responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

- The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors.

- The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective auditors including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with or without management present, to discuss the results of their examinations.

- The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

- The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles , the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be to be communicated to the committee by the independent auditors under generally accepted auditing standards.

PROXY                                      TRI CITY BANKSHARES CORPORATION                                    PROXY
                                            ANNUAL MEETING-JUNE  13, 2001
                             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints William Gravitter and Henry Karbiner, Jr. and each of them, with full power to act without the others and with full power in each to appoint his substitute or substitutes, as the undersigned's proxy to vote all of the shares which the undersigned may be entitled to vote at the Annual Meeting of the Shareholders of Tri City Bankshares Corporation, a
Wisconsin corporation, to be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on Wednesday, June
13, 2001 at 9:30 A.M., and at any adjournment or adjournments of said meeting, on the following matters:

1.       Election of Directors :

               For all nominees listed below   | |      WITHHOLD AUTHORITY to vote   | |      ABSTAIN  From Vote   | |
               (or their substitutes if any             for all nominees listed below
               nominees shall be unable to
               stand for election)

                  FRANK BAUER, SANFORD FEDDERLY, WILLIAM GRAVITTER, HENRY KARBINER, JR., WILLIAM L. KOMISAR,
                              CHRIST KRANTZ, WILLIAM P. MCGOVERN, ROBERT W. ORTH, RONALD K. PUETZ,
                  JOHN M. RUPCICH, AGATHA T. ULRICH, DAVID A. ULRICH, JR., WILLIAM J. WERRY, SCOTT A. WILSON

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

                                                               (Over)



                          --------------------------------------------------------------------------------




                                        The Board of Directors recommends a vote FOR item 1.

2.  In their discretion on such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER; IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.




                                                                  Date                                               , 2001
                                                                      -----------------------------------------------

                                                                  ---------------------------------------------------------

                                                                  ---------------------------------------------------------

                                                                  ---------------------------------------------------------

                                                                  Please sign exactly as name appears hereon. For joint
                                                                  accounts, all owners should sign. Executors,
                                                                  Administrators, Trustees, etc., should so indicate when
                                                                  signing.